UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2022

Surrozen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39635	98-1556622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

171 Oyster Point Blvd Suite 400
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 (650) 489-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRZN	The Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock	SRZNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Surrozen, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders ("Annual Meeting"). A total of 35,125,886 shares of the Company's common stock were entitled to vote as of April 11, 2022, the record date for the Annual Meeting, of which 22,468,813 shares were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the shareholders of the Company voted on the following proposals:

1.
the election of two nominees, each to serve as a director of the Company until the 2025 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;
2.
a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The results of each of the above proposals are discussed further below.

Proposal 1 - Election of Directors

The votes cast for or withheld for each director nominee were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Tim Kutzkey, Ph.D.	20,514,695	0	903,142	1,050,976
Anna Berkenblit, M.D.	20,514,693	0	903,144	1,050,976

Accordingly, both of the nominees listed above was elected to serve as a director of the Company until the 2025 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

For	Against	Abstain
22,467,087	1,702	24

Accordingly, the Company’s shareholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

No other matters were submitted to a vote of shareholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURROZEN, INC.

Date:	June 14, 2022	By:	/s/ Sheela Mohan-Peterson
Name: Sheela Mohan-Peterson Title: Vice President-Legal, General Counsel and Corporate Secretary